Schedules to the Credit and Guaranty Agreement

Schedule 4.1    Jurisdiction of Organization

Full Legal Name	Jurisdiction of Organization
AICA-IE Restaurant, Inc.	California
AID Restaurant, Inc.	Texas
AIH Restaurant, Inc.	Texas
AIIM Restaurant, Inc.	Minnesota
AIIN Restaurant LLC	Indiana
AIT Restaurant, Inc.	Florida
AITN Restaurant, Inc.	Tennessee
American Education Centers Inc.	Delaware
Argosy Education Group, Inc.	Illinois
Argosy University Family Center, Inc.	Minnesota
Argosy University of California LLC	California
Argosy University of Florida, Inc.	Florida (inactive)
Art Institute of Honolulu, Inc.	Hawaii (inactive)
Art Institute of Orlando, Inc.	Florida (inactive)
Brown Mackie College - Albuquerque LLC	New Mexico
Brown Mackie College - Atlanta/College Park, Inc.	Georgia
Brown Mackie College - Birmingham LLC	Alabama
Brown Mackie College - Boise, Inc.	Idaho
Brown Mackie College - Dallas LLC	Texas
Brown Mackie College - Greenville, Inc.	South Carolina
Brown Mackie College - Indianapolis, Inc.	Indiana
Brown Mackie College - Kansas City LLC	Kansas
Brown Mackie College - Miami, Inc.	Florida
Brown Mackie College - Miami North LLC	Florida
Brown Mackie College - Oklahoma City LLC	Oklahoma
Brown Mackie College - Phoenix, Inc.	Arizona
Brown Mackie College - Salina LLC	Kansas
Brown Mackie College - San Antonio LLC	Texas
Brown Mackie College - St. Louis, Inc.	Missouri
Brown Mackie College - Tucson, Inc.	Texas
Brown Mackie College - Tulsa, Inc.	Oklahoma
Brown Mackie Education Corporation	Delaware
Brown Mackie Holding Company	Delaware
EDMC Aviation, Inc.	Pennsylvania (being dissolved)
EDMC Canada Limited	Nova Scotia
EDMC Marketing and Advertising, Inc.	Georgia
Education Finance I LLC	Delaware
Education Finance II LLC	Delaware
Education Management Corporation	Pennsylvania
Education Management Finance Corp.	Delaware
Education Management Holdings LLC	Delaware
Education Management LLC	Delaware
Higher Education Services, Inc.	Georgia

MCM University Plaza, Inc.	Illinois
Miami International University of Art & Design, Inc.	Florida
Michiana College Education Corporation	Delaware
New York Institute of Art, Inc.	New York (inactive)
South Education Corporation	Kansas
South Education - Texas LLC	Texas
South University of Alabama, Inc.	Alabama
South University of Carolina, Inc.	South Carolina
South University of Florida, Inc.	Florida
South University of Michigan, LLC	Michigan
South University of Missouri, Inc.	Missouri
South University of North Carolina, Inc.	North Carolina (inactive)
South University of Tennessee, Inc.	Tennessee (inactive)
South University of Virginia, Inc.	Virginia
South University Research Corporation	Georgia
South University, LLC	Georgia
Southern Ohio College, LLC	Delaware
Stautzenberger College Education Corporation	Delaware
SUNM LLC	Michigan
TAIC-San Diego, Inc. d/b/a The Art Institute of California-San Diego	California
TAIC-San Francisco, Inc. d/b/a The Art Institute of California-San Francisco	California
The Art Institute of Atlanta, LLC	Georgia
The Art Institute of Austin, Inc.	Texas
The Art Institute of California - Hollywood, Inc.	California
The Art Institute of California- Inland Empire, Inc.	California
The Art Institute of California-Los Angeles, Inc.	California
The Art Institute of California-Orange County, Inc.	California
The Art Institute of California-Sacramento, Inc.	California
The Art Institute of California-Sunnyvale, Inc.	California
The Art Institute of Charleston, Inc.	South Carolina
The Art Institute of Charlotte, Inc.	North Carolina
The Art Institute of Colorado, Inc.	Colorado
The Art Institute of Dallas, Inc.	Texas
The Art Institute of Fort Lauderdale, Inc.	Florida
The Art Institute of Fort Worth, Inc.	Texas
The Art Institute of Houston, Inc.	Texas
The Art Institute of Indianapolis LLC	Indiana
The Art Institute of Jacksonville, Inc.	Florida
The Art Institute of Las Vegas, Inc.	Nevada
The Art Institute of Michigan, Inc.	Michigan
The Art Institute of New Jersey LLC	New Jersey
The Art Institute of New York City, Inc.	New York
The Art Institute of Ohio- Cincinnati, Inc.	Ohio
The Art Institute of Philadelphia LLC	PA
The Art Institute of Pittsburgh LLC	PA
The Art Institute of Portland, Inc.	Oregon
The Art Institute of Raleigh-Durham, Inc.	North Carolina
The Art Institute of Salt Lake City, Inc.	Utah
The Art Institute of San Antonio, Inc.	Texas
The Art Institute of Seattle, Inc.	Washington

The Art Institute of St. Louis, Inc.	Missouri
The Art Institute of Tampa, Inc.	Florida
The Art Institute of Tennessee - Nashville, Inc.	Tennessee
The Art Institute of Tucson, Inc.	Arizona
The Art Institute of Vancouver, Inc. (British Columbia)	British Columbia
The Art Institute of Virginia Beach LLC	Virginia
The Art Institute of Washington, Inc.	District of Columbia
The Art Institute of Washington-Northern Virginia LLC	Virginia
The Art Institute of Wisconsin LLC	Wisconsin
The Art Institute of York-Pennsylvania LLC	Pennsylvania
The Art Institutes International - Kansas City, Inc.	Kansas
The Art Institutes International Minnesota, Inc.	Minnesota
The Art Institutes International LLC	Pennsylvania
The Asher School of Business Education Corporation	Delaware
The Connecting Link, Inc.	Georgia
The Illinois Institute of Art at Schaumburg, Inc.	Illinois
The Illinois Institute of Art, Inc.	Illinois
The Illinois Institute of Art - Tinley Park LLC	Illinois
The Institute of Post-Secondary Education, Inc. d/b/a The Art Institute of Phoenix	Arizona
The New England Institute of Art, LLC	Massachusetts
The University of Sarasota, Inc.	Florida
Western State University of Southern California	California

Schedule 4.9 Environmental Matters

None.

Schedule 4.10    Taxes

None.

Schedule 4.11    ERISA Compliance

None.

Schedule 4.12    Subsidiaries and Other Equity Investments

Name	Jurisdiction of Formation	Ownership (Direct Parent)
AICA-IE Restaurant, Inc.	California	100% (The Art Institute of California- Inland Empire, Inc.)
AID Restaurant, Inc.	Texas	100% ( The Art Institute of Dallas, Inc.)
AIH Restaurant, Inc.	Texas	100% (The Art Institute of Houston, Inc.)
AIIM Restaurant, Inc.	Minnesota	100% (Education Management LLC)
AIIN Restaurant LLC	Indiana	100% (The Art Institute of Indianapolis LLC )
AIT Restaurant, Inc.	Florida	100% (The Art Institute of Tampa, Inc. )
AITN Restaurant, Inc.	Tennessee	100% (The Art Institute of Tennessee - Nashville, Inc.)
American Education Centers Inc.	Delaware	100% (Brown Mackie Holding Company)
Argosy Education Group, Inc.	Illinois	100% ( Education Management LLC )
Argosy University Family Center, Inc.	Minnesota	100% (Argosy Education Group, Inc. )
Argosy University of California LLC	California	100% (Education Management LLC )
Argosy University of Florida, Inc.	Florida (inactive)	100% (Argosy Education Group, Inc. )
Art Institute of Honolulu, Inc.	Hawaii (inactive)	Shares not issued
Art Institute of Orlando, Inc.	Florida (inactive)	Shares not issued
Brown Mackie College - Albuquerque LLC	New Mexico	100% ( Brown Mackie College-Tucson, Inc. )
Brown Mackie College - Atlanta/College Park, Inc.	Georgia	100% (American Education Centers Inc. )
Brown Mackie College - Birmingham LLC	Alabama	100% (American Education Centers Inc. )
Brown Mackie College - Boise, Inc.	Idaho	100% (Michiana College Education Corporation )
Brown Mackie College - Dallas LLC	Texas	100% (American Education Centers Inc. )
Brown Mackie College - Greenville, Inc.	South Carolina	100% (Brown Mackie College-Tucson, Inc. )
Brown Mackie College - Indianapolis, Inc.	Indiana	100% (Stautzenberger College Education Corporation )
Brown Mackie College - Kansas City LLC	Kansas	100% (Brown Mackie College- Salina LLC )
Brown Mackie College - Miami, Inc.	Florida	100% (American Education Centers Inc. )
Brown Mackie College - Miami North LLC	Florida	100% (American Education Centers Inc. )
Brown Mackie College - Oklahoma City LLC	Oklahoma	100% ( Brown Mackie Education Corporation)
Brown Mackie College - Phoenix, Inc.	Arizona	100% (Brown Mackie College-Tucson, Inc.)
Brown Mackie College - Salina LLC	Kansas	100% (Brown Mackie Education Corporation)
Brown Mackie College - San Antonio LLC	Texas	100% (American Education Centers Inc. )
Brown Mackie College - St. Louis, Inc.	Missouri	100% (Brown Mackie College-Tucson, Inc. )
Brown Mackie College - Tucson, Inc.	Texas	100% (Southern Ohio College, LLC)
Brown Mackie College - Tulsa, Inc.	Oklahoma	100% (Michiana College Education Corporation)
Brown Mackie Education Corporation	Delaware	100% (Brown Mackie Holding Company)
Brown Mackie Holding Company	Delaware	100% (Education Management LLC)
EDMC Aviation, Inc.	Pennsylvania (being dissolved)	100% (Education Management LLC)
EDMC Canada Limited	Nova Scotia	100% (The Art Institutes International LLC )
EDMC Marketing and Advertising, Inc.	Georgia	100% (Education Management LLC)
Education Finance I LLC	Delaware	100% (Education Management LLC)
Education Finance II LLC	Delaware	100% ( Education Management Corporation)

Education Management Finance Corp.	Delaware	100% (Education Management LLC)
Education Management Holdings LLC	Delaware	100% (Education Management Corporation)
Education Management LLC	Delaware	100% (Education Management Holdings LLC)
Higher Education Services, Inc.	Georgia	100% (Education Management LLC)
MCM University Plaza, Inc.	Illinois	100% (The University of Sarasota, Inc. )
Miami International University of Art & Design, Inc.	Florida	100% (The Art Institutes International LLC)
Michiana College Education Corporation	Delaware	100% (Brown Mackie Holding Company)
New York Institute of Art, Inc.	New York (inactive)	Shares not issued
South Education Corporation	Kansas	100% ( South University, LLC)
South Education - Texas LLC	Texas	100% (South University, LLC)
South University of Alabama, Inc.	Alabama	100% (South University, LLC)
South University of Carolina, Inc.	South Carolina	100% (South University, LLC)
South University of Florida, Inc.	Florida	100% (South University, LLC)
South University of Michigan, LLC	Michigan	100% (South University, LLC)
South University of Missouri, Inc.	Missouri	100% (South University, LLC)
South University of North Carolina, Inc.	North Carolina (inactive)	100% (South University, LLC)
South University of Tennessee, Inc.	Tennessee (inactive)	100% (South University, LLC)
South University of Virginia, Inc.	Virginia	100% (South University, LLC)
South University Research Corporation	Georgia	100% (South University, LLC)
South University, LLC	Georgia	100% (Education Management LLC)
Southern Ohio College, LLC	Delaware
45% (Brown Mackie Holding Company)
22% (American Education Centers Inc.)
11% by each of Brown Mackie Education Corporation, Stautzenberger College Education Corporation and Michiana College Education Corporation

Stautzenberger College Education Corporation	Delaware	100% (American Education Centers Inc.)
SUNM LLC	Michigan	100% (South University, LLC)
TAIC-San Diego, Inc. d/b/a The Art Institute of California-San Diego	California	100% (The Art Institutes International LLC )
TAIC-San Francisco, Inc. d/b/a The Art Institute of California-San Francisco	California	100% (The Art Institutes International LLC )
The Art Institute of Atlanta, LLC	Georgia	100% (The Art Institutes International LLC )
The Art Institute of Austin, Inc.	Texas	100% (The Art Institutes International LLC)
The Art Institute of California - Hollywood, Inc.	California	100% (The Art Institutes International LLC )
The Art Institute of California- Inland Empire, Inc.	California	100% (TAIC-San Diego, Inc. d/b/a The Art Institute of California-San Diego)
The Art Institute of California-Los Angeles, Inc.	California	100% (TAIC-San Francisco, Inc. d/b/a The Art Institute of California-San Francisco)
The Art Institute of California-Orange County, Inc.	California	100% (TAIC-San Francisco, Inc. d/b/a The Art Institute of California-San Francisco )
The Art Institute of California-Sacramento, Inc.	California	100% (TAIC-San Francisco, Inc. d/b/a The Art Institute of California-San Francisco )
The Art Institute of California-Sunnyvale, Inc.	California	100% (The Art Institutes International LLC)
The Art Institute of Charleston, Inc.	South Carolina	100% (The Art Institutes International LLC)
The Art Institute of Charlotte, Inc.	North Carolina	100% (The Art Institutes International LLC)

The Art Institute of Colorado, Inc.	Colorado	100% (The Art Institutes International LLC)
The Art Institute of Dallas, Inc.	Texas	100% (South University, LLC)
The Art Institute of Fort Lauderdale, Inc.	Florida	100% (The Art Institutes International LLC)
The Art Institute of Fort Worth, Inc.	Texas	100% (The Art Institute of Dallas, Inc.)
The Art Institute of Houston, Inc.	Texas	100% (The Art Institutes International LLC)
The Art Institute of Indianapolis LLC	Indiana	100% (The Art Institutes International LLC)
The Art Institute of Jacksonville, Inc.	Florida	100% (The Art Institutes International LLC)
The Art Institute of Las Vegas, Inc.	Nevada	100% (The Art Institutes International LLC)
The Art Institute of Michigan, Inc.	Michigan	100% (The Illinois Institute of Art, Inc. )
The Art Institute of New Jersey LLC	New Jersey	100% (The Art Institute of Pittsburgh LLC)
The Art Institute of New York City, Inc.	New York	100% (The Art Institutes International LLC)
The Art Institute of Ohio- Cincinnati, Inc.	Ohio	100% (The Illinois Institute of Art, Inc.)
The Art Institute of Philadelphia LLC	PA	100% (The Art Institutes International LLC)
The Art Institute of Pittsburgh LLC	PA	100% (The Art Institutes International LLC)
The Art Institute of Portland, Inc.	Oregon	100% (The Art Institutes International LLC)
The Art Institute of Raleigh-Durham, Inc.	North Carolina	100% (The Art Institute of Charlotte, Inc.)
The Art Institute of Salt Lake City, Inc.	Utah	100% (The Art Institutes International LLC)
The Art Institute of San Antonio, Inc.	Texas	100% (The Art Institutes International LLC)
The Art Institute of Seattle, Inc.	Washington	100% (The Art Institutes International LLC)
The Art Institute of St. Louis, Inc.	Missouri	100% (The Art Institute of Colorado, Inc.)
The Art Institute of Tampa, Inc.	Florida	100% (The Art Institutes International LLC)
The Art Institute of Tennessee - Nashville, Inc.	Tennessee	100% (The Art Institutes International LLC)
The Art Institute of Tucson, Inc.	Arizona	100% (The Art Institutes International LLC)
The Art Institute of Vancouver, Inc. (British Columbia)	British Columbia	100% (EDMC Canada Limited)
The Art Institute of Virginia Beach LLC	Virginia	100% (The Art Institute of Atlanta, LLC)
The Art Institute of Washington, Inc.	District of Columbia	100% (The Art Institutes International LLC)
The Art Institute of Washington-Northern Virginia LLC	Virginia	100% (The Art Institutes International LLC)
The Art Institute of Wisconsin LLC	Wisconsin	100% (The Institute of Post-Secondary Education, Inc. d/b/a The Art Institute of Phoenix)
The Art Institute of York-Pennsylvania LLC	Pennsylvania	100% (The Art Institutes International LLC)
The Art Institutes International -Kansas City, Inc.	Kansas	100% (The Art Institutes International LLC)
The Art Institutes International Minnesota, Inc.	Minnesota	100% (The Art Institutes International LLC)
The Art Institutes International LLC	Pennsylvania	100% (Education Management LLC)
The Asher School of Business Education Corporation	Delaware	100% (The Art Institute of Charlotte, Inc.)
The Connecting Link, Inc.	Georgia	100% (Argosy Education Group, Inc.)
The Illinois Institute of Art at Schaumburg, Inc.	Illinois	100% (The Illinois Institute of Art, Inc. )
The Illinois Institute of Art, Inc.	Illinois	100% (The Art Institutes International LLC)
The Illinois Institute of Art - Tinley Park LLC	Illinois	100% (The Illinois Institute of Art, Inc.)
The Institute of Post-Secondary Education, Inc. d/b/a The Art Institute of Phoenix	Arizona	100% (The Art Institute of Colorado, Inc.)

The New England Institute of Art, LLC	Massachusetts	100% (The Art Institutes International LLC)
The University of Sarasota, Inc.	Florida	100% (Argosy Education Group, Inc.)
Western State University of Southern California	California	100% (Argosy Education Group, Inc.)